BABSON ENTERPRISE FUND, INC.

                       Supplement dated July 1, 1999
                                    To
                      Prospectus dated March 31, 1998

Effective July 1, 1999, the Babson Enterprise Fund is opened to new investors. This means that investors may open new accounts with the Fund through direct purchases, or through exchanges from any other fund in the Babson Funds family or the Buffalo Funds family. Investors whose accounts were open in 1992 when the Fund was closed to new investors have been permitted to add to their accounts since that time.

The section of the Prospectus entitled "Limited Offering" and the references to the limited offering of the Fund's shares on the table of contents page and the back cover of the Prospectus are superceded by this Supplement.

The Prospectus contains complete information about how to purchase shares of the Fund.